UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):   February 16, 2006

WALTER INDUSTRIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-13711	13-3429953
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)

4211 W. Boy Scout Boulevard

Tampa, Florida 33607

(Address of Principal Executive Offices)

(813) 871-4811

(Registrant’s telephone number, including area code)

Not applicable.

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 16, 2006, Walter Industries, Inc. (the “Company”) entered into an underwriting agreement among the Company, Banc of America Securities LLC and Morgan Stanley & Co. Incorporated (the “Underwriting Agreement”) relating to the offer and sale of an aggregate of 2,300,000 shares of the Company’s common stock (the “Offering”), not including the underwriters’ over-allotment option.  The Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

Item 8.01 Other Events.

On February 17, 2006, the Company issued a press release filed herewith as Exhibit 99.1 announcing the pricing of the Offering.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title

1.1	Underwriting Agreement, dated February 16, 2006, among the Company, Banc of America Securities LLC and Morgan Stanley & Co. Incorporated.

99.1	Press Release dated February 17, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 17, 2006	WALTER INDUSTRIES, INC.

	By:	/s/ Victor P. Patrick
Victor P. Patrick
Sr. Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 16, 2006, among the Company, Banc of America Securities LLC and Morgan Stanley & Co. Incorporated.

99.1	Press Release dated February 17, 2006.